UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 11, 2008, Hologic, Inc. (“Hologic” or the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 27, 2008, hosted a conference call to discuss those results, and posted an associated investor presentation on its website.

A copy of the press release was filed on Form 8-K on November 12, 2008 and is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference. A copy of the written transcript of the conference call is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference. A copy of the investor presentation is further attached hereto as Exhibit 99.3 and is incorporated herein in its entirety by reference. An audio replay of the conference call and a copy of the investor presentation are also available at the Company’s website at www.hologic.com. Please see the heading Investor Relations to access these materials.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02 including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements. The information presented in Exhibits 99.1, 99.2 and 99.3 contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company’s plans, objectives, expectations and intentions. Such statements include, without limitation, statements regarding: the Company’s backlog and any implication that the Company’s backlog may be indicative of future sales; the Company’s expectations regarding product development and opportunities for growth; the Company’s expectation regarding the contribution of Third Wave Technologies; and the Company’s outlook and financial and other guidance. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. The Company’s backlog consists of purchase orders for which delivery is scheduled within the next twelve months, as specified by the customer. In certain circumstances, orders included in backlog may be canceled or rescheduled by customers without significant penalty. Therefore, backlog as of any particular date should not be relied upon as indicative of the Company’s revenues for any future period. Other risks and uncertainties that could adversely affect the Company’s business and prospects include without limitation: U.S. and general worldwide economic conditions and related uncertainties, including the recent global financial turmoil and associated economic downturn; the Company’s reliance on third party reimbursement policies to support the sales and market acceptance of its products, including the possible adverse impact of government regulation and changes in the availability and amount of reimbursement; the Company’s ability to integrate its acquisitions and business combinations effectively; uncertainties inherent in the development of new products and the enhancement of existing products, including FDA approval and/or clearance and other regulatory risks, technical risks, cost overruns and delays; the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated; manufacturing risks, including the Company’s reliance on a single source of supply for key components, and the need to comply with especially high standards for the manufacture of many of its products; the Company’s ability to predict accurately the demand for its products, and products under development, and to develop strategies to address its markets successfully; the early stage of market development for certain of the Company’s products; the risk of adverse events and product liability claims; risks related to the use and protection of intellectual property; expenses and uncertainties relating to litigation; technical innovations that could render products marketed or under development by the Company obsolete; competition; general future legislative, regulatory, or tax changes; the risks of conducting business internationally, including the effect of exchange rate fluctuations on those operations; financing risks, including the Company’s obligation to meet financial covenants and payment obligations under the Company’s financing arrangements and leases; and the Company’s ability to attract and retain qualified personnel. The risks included above are not exhaustive. Other factors that could adversely affect the Company’s business and prospects are described in the Company’s filings with the Securities and Exchange Commission. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Form of Option/Restricted Stock Agreements

On November 10, 2008, the Compensation Committee adopted a new form of Notice of Grant of Stock Options and Option Agreement for options granted to employees under the Company’s 2008 Equity Incentive Plan and a new form of Notice of Grant of Restricted Stock Units and Restricted Stock Unit Award Agreement for restricted stock units granted to employees under the Company’s 2008 Equity Incentive Plan. These forms are attached as Exhibits 10.1 and 10.2 hereto respectively and are incorporated herein by reference.

Adoption of 2009 Short-Term Incentive Plan

On November 10, 2008, the Compensation Committee of the board of directors of Hologic approved the Company’s 2009 Short-Term Incentive Plan adopted pursuant to the Company’s 2008 Equity Incentive Plan (the “STIP”). It is intended that the awards granted under the STIP qualify, to the extent consistent therewith as “Annual Incentive Awards” under Section 7 of the 2008 Equity Incentive Plan and, to the extent applicable, “Performance-Based Compensation” under Section 162(m) of the Internal Revenue Code.

The STIP provides objective performance-based awards for covered employees, subject to a maximum limit, as described in more detail below. Amounts paid under the STIP are intended to qualify as “qualified performance-based compensation,” which is excluded from the $1.0 million limit on deductible compensation set forth in Section 162(m) of the Code.

Subject to the discretion of the Compensation Committee as set forth herein, 100% of targeted payout levels (“Targeted Payout Levels”) will be achieved at a combination of corporate, divisional and/or individual goals established for each participant. An individual’s bonus components and the weighting of those components are determined by such individual’s title and/or role.

The maximum bonus payouts will be 200% of Targeted Payout Levels (e.g., an individual with a Targeted Payout Level of 60% of annual base salary target would be eligible for a 120% payout). The Compensation Committee reserves the right, in its sole and absolute discretion, to increase or decrease any bonus payouts to any participant under the STIP, regardless of the level of bonus targets that have been achieved, including, without limitation, to increase an individual bonus payout amount to exceed the 200% maximum for individual performance, or to provide for no bonus payout to a participant even through one or more targets under the STIP have been achieved.

Target bonus amounts for each of the Company’s named executive officers under this plan as measured as a percentage of base salary are as follows: John W. Cumming, 105%; Robert A. Cascella, 85%; Glenn P. Muir, 75%; and Jay A. Stein, 60%. In lieu of participation in the bonus program, John R. Pekarsky is eligible to receive a commission-based bonus based on sales levels of certain products and services and commissions rates applicable to such sales.

The foregoing description is qualified in its entirety by reference to the STIP itself. A copy of the STIP is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Amendment of Change of Control Agreements

On November 10, 2008, the Compensation Committee approved amendments to the Amended and Restated Change of Control Agreements with each of John W. Cumming, Jay A. Stein, Robert A. Cascella and Glenn P. Muir each dated as of October 30, 2006 (the “Existing Change of Control Agreements”), to amend the definition of “Good Reason” set forth in the Existing Change of Control Agreements in order to make such definition consistent with recently adopted regulations issued by the U.S. Department of the Treasury. The form of amendment entered into with each of Messrs. Cumming, Stein, Cascella and Muir is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

Change of Control Agreements for Senior Vice Presidents

On November 10, 2008, the Compensation Committee approved the Company’s entry into Change of Control Agreements with each Senior Vice President of the Company (the “SVP Change of Control Agreements”), including Mr. Pekarsky, who was not as of such time already party to a change of control agreement with the Company.

The SVP Change of Control Agreements provide that if the Company consummates a change of control and during the two year period following the consummation of such change of control the Company terminates the employment of the senior vice president for reasons other than death, disability or cause, the senior vice president shall be entitled to receive, within 30 days of the date of such senior vice president’s termination, a lump sum in cash equal to the product of one times the sum of such senior vice president’s annual base salary and average annual bonus in respect of each of the three fiscal years immediately preceding the fiscal year in which the change of control occurs (annualized for any period of less than twelve full months of employment) and the company shall continue to provide health and dental benefits (on the same basis as for other similarly situated employees) for twelve months following termination. In addition, if the senior vice president is required to commence litigation to enforce his/her rights under the SVP Change of Control Agreement and prevails in such action, then the company shall reimburse the senior vice president’s legal fees. In addition, the SVP Change of Control Agreements provide that, notwithstanding any provision to the contrary contained in any option, restricted stock or restricted stock unit agreement or other equity compensation agreement or plan (unless such agreement or plan expressly references and supersedes the SVP Change of Control Agreement), upon a change of control and subsequent termination of the senior vice president within the two year period following the consummation of such change of control for reasons other than death, disability or cause, all unvested stock options, restricted stock units or stock appreciation rights held by the senior vice president shall become immediately exercisable following the senior vice president’s termination date.

In the event that any payments received by a senior vice president in connection with a change of control are subject to the excise tax imposed upon certain change of control payments under federal tax laws, the SVP Change of Control Agreements provide that the Company shall pay to the senior vice president, the greatest of the following, whichever gives the senior vice president the highest net after-tax amount (after taking into account federal, state, local and social security taxes at the maximum marginal rates): (1) the amount of any payments and/or benefits provided by SVP Change of Control Agreement or any other amounts in the “nature of compensation” (whether pursuant to the terms of SVP Change of Control Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a change of ownership or effective control covered by Section 280G(b)(2) of the Internal Revenue Code or any person affiliated with the Company or such person) as a result of such change in ownership or effective control (collectively the “Company Payments”) or (2) one dollar less than the amount of the Company Payments that would subject the senior vice president to the excise tax.

The initial term of each SVP Change of Control Agreement extends until December 31, 2011; provided, that, commencing on January 1, 2011 and each January 1st thereafter, the term of each SVP Change of Control Agreement will automatically be extended for an additional year unless, not later than thirty (30) days prior to each January 1, the Company provides notice that it does not wish to extend the SVP Change of Control Agreement. Each SVP Change of Control Agreement will continue in effect for a period of twenty-four (24) months beyond the term provided therein if a change in control occurs during such term.

The SVP Change of Control Agreements confer no benefits prior to a change of control and subsequent termination of the senior vice president within the two year period following the consummation of such change of control for reasons other than death, disability or cause. In order to receive any payments pursuant to the SVP Change of Control Agreement, the SVP is required to execute a general release of claims against the company, the board and its officers and agents.

The form of SVP Change of Control Agreement issued to Mr. Pekarsky and each Senior Vice President of the Company who was not, as of November 10, 2008, already party to a change of control agreement with the Company is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION

10.1(1)	Form of Stock Option Award Agreement.

10.2(1)	Form of Restricted Stock Unit Award Agreement.

10.3(1)	Hologic, Inc. 2009 Short-Term Incentive Plan.

10.4(1)	Form of Amendment to Amended and Restated Change of Control Agreements.

10.5(1)	Form of Senior Vice President Change of Control Agreement.

99.1(2)	Press release dated November 11, 2008 of Hologic, Inc. announcing its financial results for the fourth quarter and fiscal year ended September 27, 2008.

99.2(1)	Transcript of conference call held November 11, 2008 by Hologic, Inc. discussing its financial results for the fourth quarter and fiscal year ended September 27, 2008.

99.3(1)	Investor presentation released November 11, 2008 by Hologic, Inc. regarding its financial results for the fourth quarter and fiscal year ended September 27, 2008.

(1)	Filed herewith.
(2)	Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 000-18218) filed by Hologic on November 12, 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2008	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir, Executive Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1(1)	Form of Stock Option Award Agreement.

10.2(1)	Form of Restricted Stock Unit Award Agreement.

10.3(1)	Hologic, Inc. 2009 Short-Term Incentive Plan.

10.4(1)	Form of Amendment to Amended and Restated Change of Control Agreements.

10.5(1)	Form of Senior Vice President Change of Control Agreement.

99.1(2)	Press release dated November 11, 2008 of Hologic, Inc. announcing its financial results for the fourth quarter and fiscal year ended September 27, 2008.

99.2(1)	Transcript of conference call held November 11, 2008 by Hologic, Inc. discussing its financial results for the fourth quarter and fiscal year ended September 27, 2008.

99.3(1)	Investor presentation released November 11, 2008 by Hologic, Inc. regarding its financial results for the fourth quarter and fiscal year ended September 27, 2008.

(1)	Filed herewith.
(2)	Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 000-18218) filed by Hologic on November 12, 2008.